                                                                    EXHIBIT 10.8


                             SUBORDINATION AGREEMENT


     SUBORDINATION AGREEMENT (this "Agreement"), dated as of May 31, 1996, among NBD BANK, a Michigan banking corporation having its head office at 611 Woodward Avenue, Detroit, Michigan 98226, in its capacity as administrative agent (the "Agent") for itself, The First National Bank of Boston, individually and in its capacity as documentation agent (together with the Agent, the "Co-Agents"), and the other banking institutions which are or may become parties to the Credit Agreement (the "Banks"), those Persons listed on Schedule 1 attached hereto (the "Subordinating Creditors"), and CONNECTIVITY PRODUCTS INCORPORATED, a Delaware corporation having its head office at 214 Nashua Street, Leominster, Massachusetts 01453 (the "Borrower").

     WHEREAS, pursuant to an Amended and Restated Revolving Credit and Term Loan Agreement dated as of May 31, 1996 (as amended and in effect from time to time, including any replacement agreement therefor, the "Credit Agreement"), among the Banks, the Co-Agents and the Borrower, the Banks have agreed, upon the terms and subject to the conditions contained therein, to make loans and otherwise to extend credit to the Borrower; and

     WHEREAS, the Subordinating Creditors have extended or agreed to extend credit to the Borrower pursuant to the Subordinated Notes (as hereinafter defined), each dated as of May 31, 1996 (as amended with the consent of the Agent as provided herein and in effect from time to time); and

     WHEREAS, it is a condition precedent to the Banks' willingness to make loans and otherwise to extend credit to the Borrower pursuant to the Credit Agreement that the Borrower and the Subordinating Creditor enter into this Agreement with the Agent; and

     WHEREAS, in order to induce the Banks to make loans and otherwise extend credit to the Borrower pursuant to the Credit Agreement, the Borrower and the Subordinating Creditor have agreed to enter into this Agreement with the Agent;

     NOW, THEREFORE, in consideration of the foregoing, the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. DEFINITIONS. Terms not otherwise defined herein have the same respective meanings given to them in the Credit Agreement. In addition, the following terms shall have the following meanings:

     Material Default or Event of Default: Any Default or Event of Default (under and as defined in the Credit Agreement) as a result of the Borrower's failure to comply with any of Sections 9.1, 9.4, 9.6 through 9.8, 9.10, 9.12, 10 or 11 of the Credit Agreement or a Default or Event of Default arising under Section 14.1(e) through (h), (i) (which for the purpose of this definition, the amount of "$1,000,000" shall be substituted for the amount of "$250,000" contained in such clause (i)), (j) through (o), (q) and (r).

     Senior Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement or indemnity obligations created or evidenced by the Credit Agreement or any of the other Loan Documents or any prior, concurrent, or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Agent or any of the Banks. Senior Debt shall expressly include any and all interest accruing or out of pocket costs or expenses incurred after the date of any filing by or against the Borrower of any petition under the federal Bankruptcy Code or any other bankruptcy, insolvency or reorganization act regardless of whether the Agent's or any Bank's claim therefor is allowed or allowable in the case or proceeding relating thereto.

     Subordinated Debt. All principal, interest, fees, costs, enforcement expenses (including legal fees and disbursements), collateral protection expenses and other reimbursement and indemnity obligations created or evidenced by the Subordinated Notes or any prior, concurrent or subsequent notes, instruments or agreements of indebtedness, liabilities or obligations of any type or form whatsoever relating thereto in favor of the Subordinating Creditors.

     Subordinated Debt Documents. Collectively, the Subordinated Notes, any other promissory notes executed in connection therewith and any and all guaranties and security interests, mortgages and other liens directly or indirectly guarantying or securing any of the Subordinated Debt, and any and all other documents or instruments evidencing or further guarantying or securing directly or indirectly any of the Subordinated Debt, whether now existing or hereafter created.

     Subordinated Notes. Collectively, the Redemption Notes and the Contingent Notes (as such terms are defined in the Stock Redemption and Purchase Agreement), dated as of May 31, 1996 among the Borrower, the Subordinated Creditors, and Tigera Group, Inc., and the Additional Subordinated Notes.

     2. GENERAL. The Subordinated Debt and any and all Subordinated Debt Documents shall be and hereby are subordinated and the payment thereof is deferred until the full and final payment in cash of the Senior Debt, whether now or hereafter incurred or owed by the Borrower. Notwithstanding the immediately preceding sentence, the Borrower shall be permitted to pay, and the Subordinating Creditor shall be permitted to receive, (a) so long as no

Material Default or Event of Default has occurred and is continuing under the Credit Agreement or would occur after giving effect thereto, any regularly scheduled payment of interest on the Subordinated Notes (other than the Additional Subordinated Notes), (b) so long as no Default or Event of Default has occurred and is continuing under the Credit Agreement or would occur after giving effect thereto, any regularly scheduled payments of principal on the Subordinated Notes (other than the Additional Subordinated Notes) following indefeasible payment in full in cash of Term Loan A, (c) so long as no Material Default or Event of Default has occurred and is continuing under the Credit Agreement or would occur after giving effect thereto, any regularly scheduled payment of interest on the Additional Subordinated Notes, and (d) so long as no Default or Event of Default has occurred and is continuing under the Credit Agreement or would occur after giving effect thereto, any regularly scheduled payment of principal on the Additional Subordinated Notes.

     3. ENFORCEMENT. The Subordinating Creditors will not take or omit to take any action or assert any claim with respect to the Subordinated Debt or otherwise which is inconsistent with the provisions of this Agreement. Without limiting the foregoing, the Subordinating Creditors will not assert, collect or enforce the Subordinated Debt or any part thereof or take any action to foreclose or realize upon the Subordinated Debt or any part thereof or enforce any of the Subordinated Debt Documents except (a) in each such case as necessary, so long as no Default or Event of Default has occurred and is then continuing under the Credit Agreement or would occur after giving effect thereto, to collect any sums expressly permitted to be paid by the Borrower pursuant to Section 2, or (b) to the extent (but only to such extent) that the commencement of a legal action may be required to toll the running of any applicable statute of limitation. Until the Senior Debt has been finally paid in full in cash, the Subordinating Creditors shall not have any right of subrogation, reimbursement, restitution, contribution or indemnity whatsoever from any assets of the Borrower or any guarantor of or provider of collateral security for the Senior Debt. Each of the Subordinating Creditors further waives any and all rights with respect to marshalling.

     4. PAYMENTS HELD IN TRUST. The Subordinating Creditors will hold in trust and immediately pay over to the Agent for the account of the Banks and the Co-Agents, in the same form of payment received, with appropriate endorsements, for application to the Senior Debt any cash amount that the Borrower pays to the Subordinating Creditors with respect to the Subordinated Debt, or as collateral for the Senior Debt any other assets of the Borrower that the Subordinating Creditors may receive with respect to the Subordinated Debt, in each case except with respect to payments expressly permitted pursuant to Section 2.

     5. DEFENSE TO ENFORCEMENT. If any of the Subordinating Creditors, in contravention of the terms of this Agreement, shall commence, prosecute or participate in any suit, action or proceeding against the Borrower, then the Borrower may interpose as a defense or plea the making of this Agreement, and the Agent or any Bank may intervene and interpose such defense or plea in its name or in the name of the Borrower. If any of the Subordinating Creditors, in contravention of the terms of this Agreement, shall attempt to collect any of the Subordinated Debt or enforce any of the Subordinated Debt Documents, then the Agent, any Bank or the Borrower may, by virtue of this Agreement, restrain the enforcement thereof in the name of the Agent or such Bank or in the name of the Borrower. If any of the Subordinating Creditors, in contravention of the terms of this Agreement, obtains any cash or other assets of the Borrower as a result of any administrative, legal or equitable actions, or otherwise, each such Subordinating Creditor agrees forthwith to pay, deliver and assign to the Agent, for the account of the Banks and the Co-Agents, with appropriate endorsements, any such cash for application to the Senior Debt and any such other assets as collateral for the Senior Debt.

     6. BANKRUPTCY, ETC.

          6.1. PAYMENTS RELATING TO SUBORDINATED DEBT. At any meeting of creditors of the Borrower or in the event of any case or proceeding, voluntary or involuntary, for the distribution, division or application of all or part of the assets of the Borrower or the proceeds thereof, whether such case or proceeding be for the liquidation, dissolution or winding up of the Borrower or its business, a receivership, insolvency or bankruptcy case or proceeding, an assignment for the benefit of creditors or a proceeding by or against the Borrower for relief under the federal Bankruptcy Code or any other bankruptcy, reorganization or insolvency law or any other law relating to the relief of debtors, readjustment of indebtedness, reorganization, arrangement, composition or extension or marshalling of assets or otherwise, the Agent is hereby irrevocably authorized at any such meeting or in any such proceeding to receive or collect for the benefit of the Banks and the Co-Agents any cash or other assets of the Borrower distributed, divided or applied by way of dividend or payment, or any securities issued on account of any Subordinated Debt, and apply such cash to or to hold such other assets or securities as collateral for the Senior Debt, and to apply to the Senior Debt any cash proceeds of any realization upon such other assets or securities that the Agent in its discretion elects to effect, until all of the Senior Debt shall have been paid in full in cash, rendering to the Subordinating Creditors any surplus to which the Subordinating Creditors are then entitled.

          6.2. SUBORDINATED DEBT VOTING RIGHTS. At any such meeting of creditors or in the event of any such case or proceeding, the Subordinating Creditors shall retain the right to vote and otherwise act with respect to the Subordinated Debt (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), provided that the Subordinating Creditors shall not vote with respect to any such plan or take any other action in any way so as to contest (i) the validity of any Senior Debt or any collateral therefor or guaranties thereof, (ii) the relative rights and duties of any holders of any Senior Debt established in any instruments or agreements creating or evidencing any of the Senior Debt with respect to any of such collateral or guaranties or (iii) the Subordinating Creditors' obligations and agreements set forth in this Agreement.

     7. FURTHER ASSURANCES. Each of the Subordinating Creditors hereby agrees, upon request of the Agent at any time and from time to time, to execute such other documents or instruments as may be requested by the Agent further to evidence of public record or otherwise the senior priority of the Senior Debt as contemplated hereby.

     8. BANKS' FREEDOM OF DEALING. Each of the Subordinating Creditors agrees, with respect to the Senior Debt and any and all collateral therefor or guaranties thereof, that the Borrower and the Banks may agree to increase the amount of the Senior Debt or otherwise modify the terms of any of the Senior Debt, and the Banks may grant extensions of the time of payment or performance to and make compromises, including releases of collateral or guaranties, and settlements with the Borrower and all other persons, in each case without the consent of the Subordinating Creditors or the Borrower and without affecting the agreements of the Subordinating Creditors or the Borrower contained in this Agreement; provided, however, that nothing contained in this Section 8 shall constitute a waiver of the right of the Borrower itself to agree or consent to a settlement or compromise of a claim which the Agent or any Bank may have against the Borrower.

     9. MODIFICATION OR SALE OF THE SUBORDINATED DEBT. The Subordinating Creditors will not, at any time while this Agreement is in effect, modify any of the terms of any of the Subordinated Debt or any of the Subordinated Debt Documents; nor will the Subordinating Creditors sell, transfer, pledge, assign, hypothecate or otherwise dispose of any or all of the Subordinated Debt to any person other than a person who agrees in a writing, satisfactory in form and substance to the Agent, to become a party hereto and to succeed to the rights and to bound by all of the obligations of the Subordinating Creditor hereunder. In the case of any such disposition by the Subordinating Creditor, the Subordinating Creditor will notify the Agent at least 10 days prior to the date of any of such intended disposition.

     10. BORROWER'S OBLIGATIONS ABSOLUTE. Nothing contained in this Agreement shall impair, as between the Borrower and the Subordinating Creditor, the obligation of the Borrower to pay to the Subordinating Creditor all amounts payable in respect of the Subordinated Debt as and when the same shall become due and payable in accordance with the terms thereof, or prevent the Subordinating Creditor (except as expressly otherwise provided in Section 3 or Section 6) from exercising all rights, powers and remedies otherwise permitted by Subordinated Debt Documents and by applicable law upon a default in the payment of the Subordinated Debt or under any Subordinated Debt Document, all, however, subject to the rights of the Agent and the Banks as set forth in this Agreement.

     11. TERMINATION OF SUBORDINATION. This Agreement shall continue in full force and effect, and the obligations and agreements of the Subordinating Creditors and the Borrower hereunder shall continue to be fully operative, until all of the Senior Debt shall have been paid and satisfied in full in cash and such full payment and satisfaction shall be final and not avoidable. To the extent that the Borrower or any guarantor of or provider of collateral for the Senior Debt makes any payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state or federal law, common law or equitable cause (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had been previously satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from the Agent or any Bank, an Event of Default shall be deemed to have existed and to be continuing under the Credit Agreement from the date of the Agent's or such Bank's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to the Agent or such Bank. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Subordinated Debt. To the extent that any Subordinating Creditor has received any payments with respect to the Subordinated Debt subsequent to the date of the Agent's or any Bank's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state or federal law, common law or equitable cause, each such Subordinating Creditor shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit of the Co-Agents or such Bank, and each such Subordinating Creditor hereby agrees to pay to the Agent for the benefit of the Co-Agents or (as the case may be) such Bank, upon demand, the full amount so received by each such Subordinating Creditor during such period of time to the extent necessary fully to restore to the Agent or such Bank the amount of such Voided Payment. Upon the payment and satisfaction in full in cash of all of the Senior Debt, which payment shall be final and not avoidable, this Agreement will automatically terminate without any additional action by any party hereto.

     12. NOTICES. All notices and other communications which are required and may be given pursuant to the terms of this Agreement shall be in writing and shall be sufficient and effective in all respects if given in writing or telecopied, delivered or mailed by registered or certified mail, postage prepaid, as follows:

                  If to the Agent:   NBD Bank
                                     Michigan Banking Division
                                     611 Woodward Avenue
                                     Detroit, Michigan 48226

                  Attention:         Erik W. Bakker, Vice President
                    with a copy to:    Linda J. Groves, Esq.
                                       Bingham, Dana & Gould LLP
                                       150 Federal Street
                                       Boston, Massachusetts 02110

 If to the Subordinating Creditors:    James S. Harrington, as Sellers'
                                       Agent
                                       214 Nashua Street
                                       Leominster, Massachusetts  01453

                                       Tigera Group, Inc.
                                       667 Madison Avenue, Suite 2500
                                       New York, NY 10021-8029
                                       Attention:  Donald T. Pascal, Chairman

            If   to  the  Borrower:    Connectivity  Products Incorporated
                                       d/b/a  BSCC Corporation
                                       214 Nashua Street
                                       Leominster, Massachusetts  01453

                         Attention:    James S. Harrington


or such other address or addresses as any party hereto shall have designated by written notice to the other parties hereto. Notices shall be deemed given and effective upon the earlier to occur of (i) the third day following deposit thereof in the U.S. mail or (ii) receipt by the party to whom such notice is directed.

     13. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND SHALL BE A SEALED INSTRUMENT UNDER SUCH LAWS.

     14. WAIVER OF JURY TRIAL. EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER EACH HEREBY WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY ACTION OR CLAIM ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS. EXCEPT AS PROHIBITED BY LAW, EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER HEREBY WAIVES ANY RIGHT WHICH IT MAY HAVE TO CLAIM OR RECOVER IN ANY LITIGATION REFERRED TO IN THE PRECEDING SENTENCE ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES OR ANY DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. EACH OF THE SUBORDINATING CREDITORS AND THE BORROWER (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE AGENT OR ANY BANK HAS REPRESENTED, EXPRESSLY OR OTHERWISE,

THAT THE AGENT OR ANY BANK WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVERS AND (B) ACKNOWLEDGES THAT THE AGENT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS CONTAINED HEREIN.

     15. MISCELLANEOUS. This Agreement may be executed in several counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Agreement, it shall not be necessary to produce or account for more than one such counterpart signed by the party against which enforcement is sought. The Agent, acting upon the instructions of the requisite Banks as set forth in the Credit Agreement, may, in their sole and absolute discretion, waive any provisions of this Agreement benefiting the Co-Agents and the Banks; provided, however, that such waiver shall be effective only if in writing and signed by the Agent and shall be limited to the specific provision or provisions expressly so waived. This Agreement shall be binding upon the successors and assigns of the Subordinating Creditors and the Borrower and shall inure to the benefit of the Co-Agents and the Banks, the Co-Agents' and the Banks' respective successors and assigns, any lender or lenders refunding or refinancing any of the Senior Debt and their respective successors and assigns, but shall not otherwise create any rights or benefits for any third party. In the event that any lender or lenders refund or refinance any of the Senior Debt, the terms "Credit Agreement", "Loan Documents", "Event of Default" and the like shall refer mutatis mutandis to the agreements and instruments in favor of such lender or lenders and to the related definitions contained therein.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.


                        AGENT:    NBD BANK, As Agent


                                  By: /s/ Erik W. Bakker
                                     --------------------------------------
                                  Erik W. Bakker, Vice President

      SUBORDINATING CREDITORS:

                                  By: /s/ James S. Harrington
                                     --------------------------------------
                                  James S. Harrington, Individually



                                  By: /s/ Duane A. Gawron
                                     --------------------------------------
                                  Duane A. Gawron, Trustee of the Living
                                  Trust of Duane A. Gawron dated March
                                  16, 1987

                                  By:  /s/ Margo Gawron by Duane A.
                                     --------------------------------------
                                  Gawron as Attorney-in-Fact
                                  -----------------------------------------
                                  Margo Gawron, Individually



                                  By: /s/ John E. Pylak
                                     --------------------------------------
                                  John E. Pylak, Trustee of the John E.
                                  Pylak Living Trust dated September 3,
                                  1987



                                  By:  /s/ Rebecca Pylak by John E. Pylak
                                     --------------------------------------
                                  as Attorney-in-Fact
                                  -----------------------------------------
                                  Rebecca Pylak, Individually



                                  By: /s/ Kurt Cieszkowski
                                     --------------------------------------
                                  Kurt Cieszkowski, Individually




                                  TIGERA GROUP, INC.


                                  By: /s/ Donald T. Pascal
                                     --------------------------------------
                                  Donald T. Pascal, President




                     BORROWER:    CONNECTIVITY PRODUCTS
                                  INCORPORATED


                                  By: /s/ James S. Harrington
                                     --------------------------------------
                                  James S. Harrington, President

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                                    May ____, 1996

      Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared JAMES S. HARRINGTON, who acknowledged the foregoing instrument to be his free act and deed.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:



                          COMMONWEALTH OF MASSACHUSETTS

Suffolk,  ss.                                                    May ____, 1996

     Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared DUANE A. GAWRON, TRUSTEE OF THE LIVING TRUST OF DUANE A. GAWRON DATED MARCH 16, 1987, who acknowledged that the foregoing instrument was signed and sealed on behalf of said living trust with appropriate authority and that said instrument was the free act and deed of the trustee, as aforesaid.


     Before me,

                                            ------------------------------------
                                            Notary Public
                                            My Commission expires:


                          COMMONWEALTH OF MASSACHUSETTS


Suffolk,  ss.                                                    May ____, 1996

      Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared MARGO GAWRON by DUANE A. GAWRON AS
ATTORNEY-IN-FACT, who acknowledged the foregoing instrument to be her free act and deed.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     May ____, 1996

     Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared JOHN E. PYLAK, TRUSTEE OF THE JOHN E. PYLAK LIVING TRUST DATED SEPTEMBER 3, 1987, who acknowledged that the foregoing instrument was signed and sealed on behalf of said living trust with appropriate authority and that said instrument was the free act and deed of the trustee, as aforesaid.


     Before me,

                                            ------------------------------------
                                            Notary Public
                                            My Commission expires:



                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                     May ____, 1996

      Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared REBECCA PYLAK by JOHN E. PYLAK AS
ATTORNEY-IN-FACT, who acknowledged the foregoing instrument to be her free act and deed.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:


                          COMMONWEALTH OF MASSACHUSETTS


Suffolk, ss.                                                     May ____, 1996

      Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared KURT CIESZKOWSKI, who acknowledged the foregoing instrument to be his free act and deed.



                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     May ____, 1996

     Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared Donald T. Pascal, President, who acknowledged that he is the President of TIGERA GROUP, INC., that the foregoing instrument was signed and sealed on behalf of said corporation with appropriate authority and that said instrument was the free act and deed of said corporation.


                                            ------------------------------------
                                            Notary Public
                                            My Commission expires:





                          COMMONWEALTH OF MASSACHUSETTS

Suffolk, ss.                                                     May ____, 1996

     Before me, the undersigned, a Notary Public in and for the county aforesaid, personally appeared James S. Harrington, who acknowledged that he is the President of CONNECTIVITY PRODUCTS INCORPORATED, that the foregoing instrument was signed and sealed on behalf of said corporation with appropriate authority and that said instrument was the free act and deed of said corporation.


                                            ------------------------------------
                                            Notary Public
                                            My Commission Expires:

                                   SCHEDULE 1

                                       to

                             Subordination Agreement



Subordinating Creditors:

1.   James S. Harrington, a resident of Ashburnham, Massachusetts.

2. Duane A. Gawron, Trustee of the Living Trust of Duane A. Gawron, dated March 16, 1987, a resident of Orlando, Florida.

3.   Margo Gawron, a resident of Orlando, Florida.

4. John E. Pylak, Trustee of the John E. Pylak Living Trust dated September 3, 1987, and a resident of Clarkston, Michigan.

5.   Rebecca Pylak, a resident of Clarkston, Michigan.

6.   Kurt Ciezkowski, a resident of Gross Pointe Woods, Michigan.

7.   Tigera Group, Inc., a Delaware corporation.